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                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549


                                 FORM 8-K


                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                       Date of Report: July 16, 1998


                      OLD KENT FINANCIAL CORPORATION
                       (Exact name of registrant as
                         specified in its charter)


              MICHIGAN               0-12216            38-1986608
           (State or other         (Commission         (IRS Employer
           jurisdiction of        File Number)       Identification no.)
           incorporation)

               111 LYON STREET, N.W.
              GRAND RAPIDS, MICHIGAN                          49503
     (Address of principal executive offices)               (Zip Code)

                      Registrant's telephone number,
                   including area code:  (616) 771-5000







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Item 5.   OTHER EVENTS.

          On July 16, 1998, Old Kent Financial Corporation issued the press release attached as Exhibit 99 to this Form 8-K.


Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND
          EXHIBITS.

     (c)  Exhibits:

          99     Press Release dated July 16, 1998.






































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                                 SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: July 16, 1998               OLD KENT FINANCIAL CORPORATION
                                   (Registrant)


                                   By:  /S/ ALBERT T. POTAS
                                        Albert T. Potas
                                        Senior Vice President
                                        and Controller


































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                               EXHIBIT INDEX


EXHIBIT NUMBER                DOCUMENT

     99             Press Release dated July 16, 1998.